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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934

                            ------------------------
             DATE OF THE EARLIEST EVENT REPORTED: NOVEMBER 14, 1996

                        NATIONAL PROPANE PARTNERS, L.P.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
               Delaware                                1-11867                                42-1453040
   (State or other jurisdiction of              (Commission File No.)                      (I.R.S. Employer
    incorporation or organization)                                                       Identification No.)

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                  Suite 1700, IES Tower, 200 1st Street, S.E.
                         Cedar Rapids, Iowa 52401-1409
              (Address of principal executive offices) (Zip Code)

                                 (319) 365-1550
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements and Exhibits

     Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.

     (c) Exhibits.

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
          3.1  Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of National Propane,
               L.P., dated November 1, 1996.

         10.1  Purchase Agreement, dated November 7, 1996.

         10.2  Registration Agreement, dated November 7, 1996.

         99.1  National Propane  Partners, L.P.  Press  Release, dated  October  22, 1996,  regarding  quarterly distribution.

         99.2  National  Propane Partners, L.P. Press Release, dated November 7, 1996, regarding sale of 400,000 common units.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          NATIONAL PROPANE PARTNERS, L.P.

                                          By  NATIONAL PROPANE CORPORATION,
                                              AS MANAGING GENERAL PARTNER

                                          By:      /s/ Ronald R. Rominiecki
                                              ----------------------------------
                                              Name:  Ronald R. Roniniecki
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

Date: November 14, 1996




                 STATEMENT OF DIFFERENCES

The division sign shall be expressed as ..........[div]


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                                 EXHIBIT INDEX

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Exhibit No.                                           Description                                            Page No.
-----------                                           -----------                                            --------

     3.1      Amendment No. 1 to the Amended and Restated Agreement of Limited Partnership of National
              Propane, L.P., dated as of November 1, 1996.

    10.1      Purchase Agreement, dated November 7, 1996.

    10.2      Registration Agreement, dated November 7, 1996.

    99.1      National Propane Partners, L.P. Press Release, dated October 22, 1996, regarding quarterly distribution.

    99.2      National Propane Partners, L.P. Press Release, dated November 7, 1996, regarding sale of
              400,000 common units.
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